UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2021

WELLNESS CENTER USA, INC.

(Exact name of registrant as specified in its charter)

nevada	333-173216	27-2980395
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employee Identification No.)

145 E. University Boulevard, Tucson, AZ 85705

(Address of Principal Executive Offices)

(847) 925-1885

(Issuer Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common	WCUI	N/A

Item 1.01 Entry into a Material Definitive Agreement.

On or about June 29, 2020, Hanover Hoffman Estates, LLC (“HHE”), filed case number 2020L006092 in the Circuit Court of Cook County alleging the Company’s failure to pay Base Rent and abandonment of certain office space in Hoffman Estates, Illinois subject to a Commercial Lease dated May 26, 2016. HHE sought at least $672,878 in base rent and other amounts under the lease, as well as treble damages from our ex-CEO and two past Directors who were serving on our Board as of the date of the lease.

On October 6, 2021, HHE and the Company agreed to settle case number 2020l006092 pursuant to a settlement agreement providing, among other things, that the Company agree to the entry of a final judgment order on the complaint in the amount of $725,794.84, which includes $657,193.58 in base rent awarded HHE by the Court on HHE’s Motion for Summary Judgment and the additional fees claimed by HHE and costs. HHE will forebear on the enforcement of the judgment and will provide the Company a satisfaction of the judgment upon the payment by the Company of $350,000.00, plus interest on the principal amount thereof outstanding from time to time at the rate of 5% per annum (the “Settlement Amount”), until the Settlement Amount is paid in full. An initial payment of $125,000.00, will be due and payable on or before January 1, 2022. The balance of $225,000.00 will be paid over a five-year period beginning on January 1, 2023, as follows: January 1, 2023 – $15,000.00 plus accrued interest only; January 1, 2024 – $15,000.00 plus accrued interest only; January 1, 2025 – $45,000 plus accrued interest; January 1, 2026 – $75,000.00 plus accrued interest; and January 1, 2027 – $75,000.00 plus accrued interest.

The discussion contained herein is qualified in its entirety by the actual terms and conditions of the settlement agreement and order as set forth in the Exhibits attached hereto.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell Company Transaction. Not applicable.

(d)	Exhibits. Settlement Agreement and Order.

EXHIBIT INDEX

Exhibit No.	Description

1.01	Settlement Agreement.
1.02	Order.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WELLNESS CENTER USA, INC.

Date: October 8, 2021	By:	/s/ Calvin R. O’Harrow
Calvin R. O’Harrow
President, CEO